Exhibit 10.25

GUARANTY SUPPLEMENT
FOR THE BENEFIT OF CITIGROUP FINANCIAL PRODUCTS INC.

The undersigned hereby agrees to be bound as a Guarantor under the Omnibus Guaranty and Indemnity, dated as of April 28, 2011 (the “Omnibus Guaranty”), by certain guarantors listed on the signature pages thereof or having agreed to be bound thereby, and the undersigned hereby acknowledges receipt of a copy of the Omnibus Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 11 of the Omnibus Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Omnibus Guaranty.

[GUARANTY SUPPLEMENT TO OMNIBUS GUARANTEE (CITIBANK FACILITY)]

In witness whereof, the undersigned has caused this Guaranty
Supplement to be duly executed and delivered as of May 10, 2011.

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:    KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By: KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[GUARANTY SUPPLEMENT TO OMNIBUS GUARANTEE (CITIBANK FACILITY)]

KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:    KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[GUARANTY SUPPLEMENT TO OMNIBUS GUARANTEE (CITIBANK FACILITY)]